SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                             reported): May 15, 2003

                                  LUMENIS LTD.
             (Exact name of registrant as specified in its charter)

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                Israel                              0-13012                          N.A.
   (State or other jurisdiction of         (Commission File Number)           (I.R.S. Employer
    incorporation or organization)                                           Identification No.)

    P.O. Box 240, Yokneam, Israel                     20692
(Address of principal executive offices)            (Zip Code)

               Registrant's telephone number, including area code:
                                 972-4-959-9000

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Item 9. Regulation FD Disclosure.

      Certification of Quarterly Report by Chief Executive Officer and Chief Financial Officer.

                    Certification of CEO and CFO Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
  Relating to the Quarterly Report on Form 10-Q for the Quarterly Period Ended
                                 March 31, 2003

In connection with the Quarterly Report on Form 10-Q of Lumenis Ltd. (the "Company") for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Arie Genger, as Vice Chairman of the Board of Directors and Chief Executive Officer of the Company, and Kevin Morano, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Arie Genger
--------------------------------
Name:  Arie Genger
Title:  Vice Chairman of the Board of Directors and
Chief Executive Officer
Date:  May 15, 2003


/s/ Kevin Morano
-----------------------------------
Name:  Kevin Morano
Title:  Chief Financial Officer
Date:  May 15, 2003

This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                LUMENIS LTD.


                                By:  /s/Kevin Morano
                                   ---------------------------------------
                                   Kevin Morano
                                   Executive Vice President and
                                   Chief Financial Officer

Dated: May 15, 2003


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